Liquidity Facilities and Other Financing Arrangements	12 Months Ended
Dec. 31, 2025
Liquidity Facilities and Other Financing Arrangements [Abstract]
Liquidity Facilities and Other Financing Arrangements
(8) Liquidity Facilities and Other Financing Arrangements
As of December 31, 2025 and 2024, PSE had $60.0 million and $40.0 million in short-term debt outstanding, respectively. Outside of the consolidation of PSE’s short-term debt, Puget Energy had $427.5 million and $338.4 million, in short-term debt, drawn and outstanding under its credit facility as of December 31, 2025 and 2024, respectively. PSE’s weighted-average interest rate on short-term debt, including borrowing rate, commitment fees and the amortization of debt issuance costs, during 2025 and 2024 was 35.3% and 8.5%, respectively. The rate in 2025 was inflated by an increase in commitment fees and less commercial paper issued during the year. As of December 31, 2025, PSE and Puget Energy had several committed credit facilities that are described below.
Puget Sound Energy
Credit Facility
In May 2022, PSE entered into a new $800.0 million credit facility to replace the existing facility. The terms and conditions, including fees, financial covenant, expansion feature and credit spreads remain substantially the same. The base interest rate on loans has changed to the Secured Overnight Financing Rate (SOFR), as the LIBOR was discontinued on June 30, 2023. The proceeds of the PSE credit facility are to be used for general corporate purposes. The maturity date of the credit facility is May 14, 2027. The credit facility includes a swingline feature allowing same day availability on borrowings up to $75.0 million and has an expansion feature which, upon receipt of commitments from one or more lenders, could increase the total size of the facility up to $1.4 billion.
The credit agreement is syndicated among numerous lenders and contains usual and customary affirmative and negative covenants that, among other things, place limitations on PSE’s ability to transact with affiliates, make asset dispositions and investments or permit liens to exist. The credit agreement also contains a leverage ratio that requires the ratio of (a) total funded indebtedness to (b) total capitalization to be 65.0% or less at all times. PSE certifies its compliance with such covenants to participating banks each quarter. As of December 31, 2025, PSE was in compliance with all applicable covenant ratios.
The credit agreement allows PSE to borrow at a prime based rate or to make floating rate advances at the SOFR, in either case, plus a spread that is based upon PSE’s credit rating. PSE must pay a commitment fee on the unused portion of the credit facility. The spreads and the commitment fee depend on PSE’s credit ratings. As of February 19, 2026, interest was calculated as SOFR plus 0.10% SOFR adjustment plus 1.25% spread over the adjusted SOFR rate and the commitment fee was 0.175%. As of December 31, 2025, no amount was drawn under PSE’s credit facility and $60.0 million was outstanding under the commercial paper program.
Outside of the credit facility, PSE maintains a standby letter of credit with TD Bank allowing for standby letter of credit postings of up to $210.0 million as a condition of transacting on the ICE NGX platform as well as participating in the Washington state carbon allowance auctions. As of December 31, 2025, $53.1 million was issued under a standby letter of credit with TD Bank in support of natural gas and carbon allowance purchases. On February 13, 2026, TD Bank increased the standby letter of credit, allowing postings of up to $300.0 million. Additionally, PSE posted cash collateral of $78.0 million to ICE for purchased power trading. In support of purchased power contracts, PSE posted cash collateral of $12.0 million and maintained three standby letters of credit in the amounts of $58.5 million, $13.5 million, and $11.9 million. In support of a funding participant contract, PSE has a $13.4 million standby letter of credit. PSE also maintains a $1.7 million letter of credit in support of a long-term transmission contract.
Demand Promissory Note
On May 19, 2023, PSE amended and restated its revolving credit facility with Puget Energy, in the form of a credit agreement and a demand promissory note (Note) pursuant to which PSE may borrow up to $200.0 million from Puget Energy subject to approval by Puget Energy. Under the terms of the Note, PSE pays interest based on Puget Energy’s credit facility interest rate, which is SOFR plus 0.10% SOFR adjustment, plus 1.75% spread over the adjusted SOFR rate. As of December 31, 2025, there was no outstanding balance under the promissory note.
Puget Energy
Credit Facility
In May 2022, Puget Energy entered into a new $800.0 million credit facility to replace the existing facility. The terms and conditions, including fees, financial covenant, expansion feature and credit spreads remain substantially the same. The base interest rate on loans has changed to the SOFR, as the LIBOR was discontinued on June 30, 2023. The proceeds of the Puget Energy credit facility are to be used for general corporate purposes. The maturity date of the credit facility is May 14, 2027. The Puget Energy revolving senior secured credit facility also has an accordion feature, upon receipt of commitments from one or more lenders, could increase the size of the facility up to $1.3 billion.
The revolving senior secured credit facility provides Puget Energy the ability to borrow based on a prime based rate or SOFR, in either case, plus a spread based on Puget Energy’s credit ratings. Puget Energy must pay a commitment fee on the unused portion of the facility. As of February 19, 2026, interest was calculated as SOFR plus 0.10% SOFR adjustment plus 1.75% spread over the adjusted SOFR rate and the commitment fee was 0.275%.
The revolving senior secured credit facility contains usual and customary affirmative and negative covenants. The credit agreement also contains a leverage ratio that requires the ratio of (a) total funded indebtedness to (b) total capitalization to be 65.0% or less at all times. As of December 31, 2025, Puget Energy was in compliance with all applicable covenants.
On June 17, 2024, Puget Equico LLC, Puget Energy’s parent company, contributed $292.8 million as an equity contribution to Puget Energy. Puget Energy then contributed $292.8 million to PSE as an equity contribution. The proceeds from the equity contribution were used for general corporate purposes.
In April 2025, Puget Energy borrowed $139.0 million on its credit facility and contributed the proceeds to PSE as an equity contribution. The equity proceeds were used for general corporate purposes.

In August 2025, Puget Energy borrowed $125.0 million on its credit facility and contributed the proceeds to PSE as an equity contribution
. The equity proceeds were used for general corporate purposes.